Exhibit 99.1
NATIONAL CITY CORPORATION
REPLACEMENT CAPITAL COVENANT
     This REPLACEMENT CAPITAL COVENANT, dated as of May 25, 2007 (this “Replacement Capital Covenant”), by National City Corporation, a Delaware corporation (together with its successors and assigns, the “Corporation”), is in favor of and for the benefit of each Covered Debtholder (as defined below).
RECITALS
     A. On the date hereof, the Corporation is issuing $501,000,000 aggregate principal amount of its Income Capital Obligation NotesSM (the “ICONs”) to National City Capital Trust III (the “Trust”).
     B. On the date hereof, the Trust is issuing $500,000,000 aggregate liquidation amount of its trust preferred securities (the “Capital Securities” and together with the ICONs, the “Securities”) to investors.
     C. This Replacement Capital covenant is the “Replacement Capital Covenant” referred to in the Prospectus Supplement dated May 18, 2007, relating to the Capital Securities (the Prospectus Supplement together with the accompanying base prospectus, dated October 25, 2007, the “Prospectus”).
     D. The Corporation is entering into and disclosing the content of this Replacement Capital Covenant in the manner provided below with the intent that the covenants provided for in this Replacement Capital Covenant are and shall be enforceable by each Covered Debtholder and that the Corporation be estopped from disregarding the covenants in this Replacement Capital Covenant, in each case to the fullest extent permitted by applicable law.
     E. The Corporation acknowledges that reliance by each Covered Debtholder upon the covenants in this Replacement Capital Covenant is reasonable and foreseeable by the Corporation and that, were the Corporation to disregard its covenants in this Replacement Capital Covenant, each Covered Debtholder would have sustained damages as a result of its reliance on such covenants.
     NOW, THEREFORE, the Corporation hereby covenants and agrees as follows in favor of and for the benefit of each Covered Debtholder.
     SECTION 1. Definitions. Capitalized terms used in this Replacement Capital Covenant (including the Recitals) have the meanings set forth in Schedule A hereto.
     SECTION 2. Limitations on Redemption and Purchase of Securities. The Corporation hereby promises and covenants to and for the benefit of each Covered Debtholder that the Corporation shall not, and shall cause its subsidiaries and the Trust not to, repay, redeem, purchase, or satisfy and discharge in full, whether by defeasance or otherwise, all or any part of the Securities on or before May 25, 2057, except to the extent that (a) the Corporation has obtained the prior approval of the Board of Governors of the Federal Reserve System or its delegee (the “Federal Reserve”) if such approval is then required under the Federal Reserve’s capital guidelines or otherwise and (b) the principal amount repaid, the applicable redemption, purchase price, or satisfaction and discharge amount does not exceed the sum of the following amounts:
          (i) the Applicable Percentage of the aggregate amount of net cash proceeds received by the Corporation and its Subsidiaries since the most recent Measurement Date from the sale of Common Stock and rights to acquire Common Stock (including Common Stock and rights to acquire Common Stock issued pursuant to the Corporation’s dividend reinvestment plan, employee stock purchase plan and employee benefit plans) to Persons other than the Corporation and its Subsidiaries (without double counting proceeds received in any prior Measurement Period); plus
          (ii) 100% of the aggregate amount of net cash proceeds received by the Corporation and its Subsidiaries since the most recent Measurement Date from the sale of Mandatorily Convertible Preferred Stock and Debt Exchangeable For Equity to Persons other than the Corporation and its Subsidiaries (without double counting proceeds received in any prior Measurement Period); plus
          (iii) 100% of the aggregate amount of net cash proceeds received by the Corporation and its Subsidiaries since the most recent Measurement Date from the sale of Qualifying Capital Securities to Persons other than the Corporation and its Subsidiaries (without double counting proceeds received in any prior Measurement Period).
     SECTION 3. Covered Debt.
     (a) Initial Covered Debt. The Corporation represents and warrants that the Initial Covered Debt is Eligible Debt.
     (b) Redesignation of Covered Debt. On or during the 30-day period immediately preceding any Redesignation Date with respect to the Covered Debt then in effect, the Corporation shall identify the series of Eligible Debt that will become the Covered Debt on and after such Redesignation Date in accordance with the following procedures:
          (i) the Corporation shall identify each series of its then outstanding long-term indebtedness for money borrowed that is Eligible Debt;
          (ii) if only one series of the Corporation’s then outstanding long-term indebtedness for money borrowed is Eligible Debt, such series shall become the Covered Debt commencing on the related Redesignation Date;
          (iii) if the Corporation has more than one outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, then the Corporation shall identify the series that has the latest occurring final maturity date as of the date the Corporation is applying the procedures in this Section 3(b) and such series shall become the Covered Debt on the next Redesignation Date;

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          (iv) if the Corporation has no outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, but National City Bank is a Subsidiary of the Corporation and National City Bank has only one outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, such series shall become the Covered Debt commencing on the related Redesignation Date;
          (v) if the Corporation has no outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, but National City Bank or its successor is a Subsidiary of the Corporation and National City Bank has more than one outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, then the Corporation shall identify the series that has the latest final maturity date as of the date the Corporation is applying the procedures in this Section 3(b), such series shall become the Covered Debt on the next Redesignation Date;
          (vi) the series of outstanding long-term indebtedness for money borrowed that is determined to be Covered Debt pursuant to clause (ii), (iii), (iv) or (v) above shall be the Covered Debt for purposes of this Replacement Capital Covenant for the period commencing on the related Redesignation Date and continuing to but not including the Redesignation Date as of which a new series of outstanding long-term indebtedness is next determined to be the Covered Debt pursuant to the procedures set forth in this Section 3(b); and
          (vii) in connection with such identification of a new series of Covered Debt, the Corporation shall give the notice provided for in Section 3(c) within the time frame provided for in such section.
     (c) Notice. In order to give effect to the intent of the Corporation described in Recital D, the Corporation covenants that (i) simultaneously with the execution of this Replacement Capital Covenant or as soon as practicable after the date hereof, it shall (A) give notice to the Holders of the Initial Covered Debt, in the manner provided in the indenture relating to the Initial Covered Debt, of this Replacement Capital Covenant and the rights granted to such Holders hereunder and (B) file a copy of this Replacement Capital Covenant with the Commission as an Exhibit to a SEC Form 8-K under the Securities Exchange Act; (ii) so long as the Corporation is a reporting company under the Securities Exchange Act, the Corporation will include in each annual report filed with the Commission on Form 10-K under the Securities Exchange Act a description of the covenant set forth in Section 2 and identify the series of long-term indebtedness for borrowed money that is Covered Debt as of the date such Form 10-K is filed with the Commission; (iii) if a series of the Corporation’s or National City Bank’s long-term indebtedness for money borrowed (1) becomes Covered Debt or (2) ceases to be Covered Debt, give notice of such occurrence within 30 days thereof to the holders of such long-term indebtedness for money borrowed in the manner provided for in the indenture, fiscal agency agreement or other instrument under which such long-term indebtedness for money borrowed was issued and report such change in the Corporation’s next quarterly report on Form 10-Q or annual report on Form 10-K, as applicable; (iv) if, and only if, the Corporation ceases to be a reporting company under the Securities Exchange Act, post on the Bloomberg screen for the Covered Debt or on a similar screen of another vendor for the Covered Debt, together with a hyperlink to an executed copy of this Replacement Capital Covenant, and post on the Corporation’s website the information otherwise required to be included in Securities Exchange

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Act filings pursuant to clauses (ii) and (iii) of this Section 3(c); and (v) promptly upon request by any Holder of Covered Debt, provide such Holder with an executed copy of this Replacement Capital Covenant.
     SECTION 4. Termination, Amendment and Waiver.
     (a) The obligations of the Corporation pursuant to this Replacement Capital Covenant shall remain in full force and effect until the earliest date (the “Termination Date”) to occur of (i) May 25, 2057, (ii) the date, if any, on which the ICONs have been paid, redeemed, purchased, or satisfied and discharged, whether by defeasance or otherwise, in full in compliance with this Replacement Capital Covenant, (iii) the date, if any, on which the Holders of a majority by principal amount of the then effective series of Covered Debt consent or agree in writing to the termination of this Replacement Capital Covenant and the obligations of the Corporation hereunder and (iv) the date on which neither the Corporation nor National City Bank has any series of outstanding Eligible Senior Debt or Eligible Subordinated Debt (in each case without giving effect to the rating requirement in clause (ii) of the definition of each such term). From and after the Termination Date, the obligations of the Corporation pursuant to this Replacement Capital Covenant shall be of no further force and effect.
     (b) This Replacement Capital Covenant may be amended or supplemented from time to time by a written instrument signed by the Corporation with the consent of the Holders of at least a majority principal amount of the then effective series of Covered Debt, provided that this Replacement Capital Covenant may be amended or supplemented from time to time by a written instrument signed only by the Corporation (and without the consent of the Holders of the then effective series of Covered Debt) if (i) the effect of such amendment or supplement is solely to impose additional restrictions on the ability of the Corporation or any of its Subsidiaries to repay, redeem, purchase, or satisfy and discharge in full, whether by defeasance or otherwise, any Securities in any circumstance, (ii) such amendment or supplement is not adverse to the Holders of the then-effective series of Covered Debt and an officer of the Corporation has delivered to the Holders of the then effective series of Covered Debt in the manner provided for in the indenture, fiscal agency agreement or other instrument with respect to such Covered Debt, a written certificate stating that, in his or her determination, such amendment or supplement is not adverse to the Holders of the then effective series of Covered Debt or (iii) such amendment eliminates Common Stock, Mandatorily Convertible Preferred Stock, or Debt Exchangeable For Equity as a security or securities covered by clause (i) or (ii) of Section 2(b) above and the Corporation has been advised in writing by a nationally recognized independent accounting firm that there is more than an insubstantial risk that the failure to do so could result in reduction in the Corporation’s earnings per share as calculated for financial reporting purposes.
     (c) For purposes of Sections 4(a) and 4(b) hereof, the Holders whose consent or agreement is required to terminate, amend or supplement the obligations of the Corporation under this Replacement Capital Covenant shall be the Holders of the then effective Covered Debt as of a record date established by the Corporation that is not more than 30 days prior to the date on which the Corporation proposes that such termination, amendment or supplement becomes effective.

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     SECTION 5. Miscellaneous.
     (a) This Replacement Capital Covenant shall be governed by and construed in accordance with the laws of the State of New York.
     (b) This Replacement Capital Covenant shall be binding upon the Corporation and its successors and assigns and shall inure to the benefit of the Covered Debtholders as they exist from time to time (it being understood and agreed by the Corporation that any Person who is a Covered Debtholder at the time such Person initiates a claim or proceeding to enforce its rights under this Replacement Capital Covenant after the Corporation has violated its covenants in Section 2 and before the series of long-term indebtedness for money borrowed held by such Person is no longer Covered Debt, such Person’s rights under this Replacement Capital Covenant shall not terminate prior to the Termination Date by reason of such series of long-term indebtedness for money borrowed no longer being Covered Debt). Except as specifically provided herein, this Replacement Capital Covenant is not intended and shall have no other beneficiaries other than the Covered Debtholders and no other Persons are entitled to rely on this Replacement Capital Covenant.
     (c) All demands, notices, requests and other communications to the Corporation under this Replacement Capital Covenant shall be deemed to have been duly given and made if in writing and (i) if served by personal delivery upon the Corporation, on the day so delivered (or, if such day is not a Business Day, the next succeeding Business Day), (ii) if delivered by prepaid registered or certified mail, return receipt requested, or sent to the Corporation by a national or international courier service, on the date of receipt by the Corporation (or, if such date of receipt is not a Business Day, the next succeeding Business Day), or (iii) if sent by telecopier, on the day telecopied, or if not a Business Day, the next succeeding Business Day, provided that the telecopy is promptly confirmed by telephone confirmation thereof, and in each case to the Corporation at the address set forth below, or at such other address as the Corporation may thereafter notify to Covered Debtholders or post on its website as the address for notices under this Replacement Capital Covenant:
National City Corporation
1900 East Ninth Street
Cleveland, Ohio 44114-3484
Attention: Treasurer
[SIGNATURE ON FOLLOWING PAGE]

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     IN WITNESS WHEREOF, the Corporation has caused this Replacement Capital Covenant to be executed by its duly authorized officer as of the day and year first above written.

NATIONAL CITY CORPORATION

By:	/s/ Thomas A. Richlovsky

Name: Thomas A. Richlovsky
Title: Senior Vice President and Treasurer

SCHEDULE A
DEFINITIONS
     “Alternative Payment Mechanism” means, with respect to any securities or combination of securities (as used in this definition, “such securities”), which contain provisions in the related governing instruments that require the Corporation to issue (or use commercially reasonable efforts to issue) one or more types of APM Qualifying Securities raising eligible proceeds at least equal to the deferred Distributions on such securities and apply the proceeds to pay unpaid Distributions on such securities, commencing on the earlier of (x) the first Distribution Date after commencement of a deferral period on which the Corporation pays current Distributions on such securities and (y) the fifth anniversary of the commencement of such deferral period, and that:
     (a) provide that “eligible proceeds” include, for purposes of such Alternative Payment Mechanism, the net proceeds (after underwriters’ or placement agents’ fees, commissions or discounts and other expenses relating to the issuance or sale of the relevant securities, where applicable, and including the fair market value of property received by the Corporation or any of its Subsidiaries as consideration for such securities) that the Corporation has received during the 180 days prior to the related Distribution Date from the issuance of APM Qualifying Securities, up to the Preferred Cap (as defined in paragraph (f), below) in the case of APM Qualifying Securities that are Qualifying Non-Cumulative Perpetual Preferred Stock;
     (b) permit the Corporation to pay current Distributions on any Distribution Date out of any source of funds but (x) require the Corporation to pay deferred Distributions only out of eligible proceeds and (y) prohibit the Corporation from paying deferred Distributions out of any source of funds other than eligible proceeds, unless (if the Corporation elects to so provide in the terms of such securities) the Primary Federal Bank Regulatory Agency directs otherwise;
     (c) if deferral of Distributions continues for more than one year, require that the Corporation not redeem or purchase any securities of the Corporation that rank pari passu with or junior to such securities on any bankruptcy, insolvency or liquidation with respect to the Corporation, or the insolvency or receivership of its principal banking subsidiary, until at least one year after all deferred Distributions have been paid;
     (d) notwithstanding the foregoing provision, if the Primary Federal Bank Regulatory Agency disapproves the issuer’s sale of APM Qualifying Securities, the Corporation has the right, but not the obligation, to pay deferred Distributions from any source without a breach of its obligations under the governing instruments;
     (e) if the Primary Federal Bank Regulatory Agency does not disapprove the Corporation’s issuance and sale of APM Qualifying Securities but disapproves the use of the net proceeds therefrom to pay deferred Distributions, the Corporation has the right, but not the obligation, to use such proceeds for other purposes and to continue to defer Distributions without a breach of its obligations under the governing instruments; and
     (f) with respect to “caps” on the Corporation’s obligation or right to issue (or use commercially reasonable efforts to issue) APM Qualifying Securities to settle deferred Distributions:

(i)	limit the obligation of the Corporation to issue Common Stock or rights to acquire Common Stock pursuant to the Alternative Payment Mechanism (including at any point in time from all prior issuances thereof pursuant to the Alternative Payment Mechanism for the relevant deferral period) to settle deferred Distributions attributable to the first 5 years of any deferral period to an amount not exceeding 2% of the product of the average of the current stock market prices of the Common Stock on the 10 consecutive trading days ending on the fourth trading day immediately preceding the date of issuance multiplied by the total number of issued and outstanding shares of Common Stock as of the date of the Corporation’s most recent publicly available consolidated financial statements (the “Common Cap”), provided (and it being understood) that (x) once the Corporation reaches the Common Cap, and during the period the Common Cap is in effect, the Corporation will not be required to issue more shares of Common Stock or rights to acquire Common Stock under the Alternative Payment Mechanism with respect to deferred Distributions attributable to the first five years of a deferral period, even if the amount referred to in this subclause (i) subsequently increases because of a subsequent increase in the current market price of Common Stock or the number of outstanding shares of Common Stock, and (y) the Common Cap shall cease to apply to such deferral period by a date (as specified in the related governing instruments) which shall be not later than the ninth anniversary of the commencement of such deferral period; and

(ii)	limit the obligation or right of the Corporation to issue Qualifying Non-Cumulative Perpetual Preferred Stock pursuant to the Alternative Payment Mechanism (including all prior issuances thereof pursuant to such Alternative Payment Mechanism) to settle deferred Distributions to an amount not exceeding 25% of the initial principal or stated amount of the securities that are the subject of the related Alternative Payment Mechanism (the “Preferred Cap”).
Notwithstanding anything to the contrary contained in this definition:
     (A) the Corporation shall not be obligated to issue or use commercially reasonable efforts to issue APM Qualifying Securities for so long as a Market Disruption Event has occurred and is continuing;
     (B) if, due to a Market Disruption Event or otherwise, the Corporation is able to raise and apply some, but not all, of the eligible proceeds necessary to pay all deferred Distributions on any Distribution Date, the Corporation will apply any available eligible proceeds to pay accrued and unpaid Distributions on the applicable Distribution Date in chronological order subject to the Common Cap and the Preferred Cap, as applicable; and
     (C) if the Corporation has more than one class or series of securities outstanding under which it is obligated to sell a type of APM Qualifying Securities and apply all or part of the proceeds from such sale to the payment of deferred Distributions, then on any date and for any period the amount of net proceeds received by the Corporation from those sales and available for payment of deferred Distributions on such securities shall be applied to such securities on a pro rata basis in proportion to the total amounts that are due on such securities, or on such other basis as the Primary Federal Bank Regulatory Agency may require or approve.
     “APM Qualifying Securities” means, with respect to an Alternative Payment Mechanism, one or more of the following (as designated in the governing instruments for the Qualifying Capital Securities that include an Alternative Payment Mechanism or Debt Exchangeable For Equity):
(a)	Common Stock;

(b)	rights (including warrants) to acquire Common Stock; or

(c)	Qualifying Non-Cumulative Perpetual Preferred Stock;
provided that if the APM Qualifying Securities for any Alternative Payment Mechanism include both Common Stock and rights to acquire Common Stock, such Alternative Payment Mechanism may permit, but need not require, the Corporation to issue rights to acquire Common Stock.
     “Applicable Percentage” means one divided by (a) 75% with respect to any repayment, redemption, purchase, or satisfaction and discharge in full, whether by defeasance or otherwise, on or prior to May 25, 2017 and (b) 50% with respect to any repayment, redemption, purchase, or satisfaction and discharge in full, whether by defeasance or otherwise, after May 25, 2017.
     “Business Day” means each day other than (a) a Saturday or Sunday, (b) a day on which banking institutions in the City of New York are authorized or required by law or executive order to remain closed, or (c), on or after May 25, 2047, a day that is not a London business day. A “London business day” is any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.
     “Capital Securities” has the meaning specified in Recital B.
     “Commission” means the United States Securities and Exchange Commission or its successor.
     “Common Stock” means common stock of the Corporation (including treasury shares of common stock and shares of common stock sold pursuant to the Corporation’s dividend reinvestment plan, stock purchase plan and employee benefit plans).
     “Corporation” has the meaning specified in the introduction to this Replacement Capital Covenant.
     “Covered Debt” means (a) at the date of this Replacement Capital Covenant and continuing to but not including the first Redesignation Date, the Initial Covered Debt and (b) thereafter, commencing with each Redesignation Date and continuing to but not including the next succeeding Redesignation Date, the Eligible Debt identified pursuant to Section 3(b) as the Covered Debt for such period.

     “Covered Debtholder” means each Person (whether a Holder or a beneficial owner holding through a participant in a clearing agency) that buys, holds or sells long-term indebtedness for money borrowed of the Corporation or National City Bank or its successor during the period that such long-term indebtedness for money borrowed is Covered Debt; provided that a Person who has sold or disposed of all its right, title and interest in Covered Debt shall cease to be a Covered Debtholder at the time of such sale or disposition if, while such Person was an owner of Covered Debt, the Corporation has not breached or repudiated, or threatened to breach or repudiate, its obligations hereunder; and provided further that if the Corporation has breached or repudiated, or threatened to breach or repudiate, its obligations hereunder while such Person was an owner of Covered Debt, such Person shall continue to be a Covered Debtholder until the later of (i) one year after any such sale or other disposition or (ii) the termination of any legal proceeding brought by such Person before the date in clause (i) to enforce the obligations of the Corporation hereunder.
     “Debt Exchangeable For Equity” means a security or combination of securities (as used in this definition, “such securities”) that:
     (a) gives the holder a beneficial interest in (i) subordinated debt securities of the Corporation that include a provision requiring the Corporation to issue (or use commercially reasonable efforts to issue) one or more types of APM Qualifying Securities raising proceeds at least equal to the deferred Distributions on such subordinated debt securities commencing not later than two years after the commencement of the deferral of such Distributions and that are the most junior subordinated debt of the Corporation (or rank pari passu with the most junior subordinated debt of the Corporation) and (ii) a fractional interest in a stock purchase contract for a share of Qualifying Non-Cumulative Perpetual Preferred Stock (for the purposes of this definition, “preferred stock” of the Corporation);
     (b) provides that the investors directly or indirectly grant to the Corporation a security interest in such subordinated debt securities and their proceeds (including any substitute collateral permitted under the governing instruments ) to secure the investors’ direct or indirect obligation to purchase preferred stock of the Corporation pursuant to such stock purchase contracts;
     (c) includes a remarketing feature pursuant to which the subordinated debt of the Corporation is remarketed to new investors commencing not later than the first Distribution Date that is five years after the date of issuance of the security or earlier in the event of an early settlement event based on (i) the capital ratios of the Corporation, (ii) the capital ratios of the Corporation as anticipated by the Primary Federal Bank Regulatory Agency, (iii) the dissolution of the issuer of such Debt Exchangeable For Equity, or (iv) one or more financial tests set forth in the terms of such securities or the forward purchase contract or similar agreement;
     (d) provides for the proceeds raised in the remarketing to be used to purchase preferred stock of the Corporation under the stock purchase contracts and, if there has not been a successful remarketing by the first Distribution Date that is six years after the date of issuance of such securities, provides that the stock purchase contracts will be settled by the Corporation foreclosing on its subordinated debt securities or other collateral directly or indirectly pledged by investors in the Debt Exchangeable For Equity;

     (e) includes a replacement capital covenant substantially similar to this Replacement Capital Covenant that will apply to such securities and to the Qualifying Non-Cumulative Perpetual Preferred Stock of the Corporation, but will not include Debt Exchangeable For Equity in the definition of “Qualifying Capital Securities”; and
     (f) after the issuance of such Qualifying Non-Cumulative Perpetual Preferred Stock of the Corporation, provides the holder of the security with a beneficial interest in such Qualifying Non-Cumulative Perpetual Preferred Stock of the Corporation.
     “Distribution Date” means, as to any securities or combination of securities, the dates on which periodic Distributions on such securities are scheduled to be made.
     “Distribution Period” means, as to any securities or combination of securities, each period from and including a Distribution Date for such securities to but not including the next succeeding Distribution Date for such securities.
     “Distributions” means, as to a security or combination of securities, dividends, interest payments or other income distributions to the holders thereof that are not Subsidiaries of the Corporation.
     “Eligible Debt” means, at any time, Eligible Subordinated Debt or, if no Eligible Subordinated Debt is then outstanding, Eligible Senior Debt.
     “Eligible Senior Debt” means, at any time in respect of any issuer, each series of outstanding long-term indebtedness for money borrowed of such issuer that (a) upon a bankruptcy, liquidation, dissolution or winding up of the issuer, ranks most senior among the issuer’s then outstanding classes of unsecured indebtedness for money borrowed, (b) is then assigned a rating by at least one NRSRO (provided that this clause (b) shall apply on a Redesignation Date only if on such date the issuer has outstanding senior long-term indebtedness for money borrowed that satisfies the requirements of clauses (a), (c) and (d) of this definition that is then assigned a rating by at least one NRSRO), (c) has an outstanding principal amount of not less than $100,000,000, and (d) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents. For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity that have) a separate CUSIP number shall be deemed to be a series of the issuer’s long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.
     “Eligible Subordinated Debt” means, at any time in respect of any issuer, each series of the issuer’s then-outstanding long-term unsecured indebtedness for money borrowed that (a) upon a bankruptcy, liquidation, dissolution or winding up of the issuer, ranks subordinate to the issuer’s then outstanding series of indebtedness for money borrowed that ranks most senior, (b) is then assigned a rating by at least one NRSRO (provided that this clause (b) shall apply on a Redesignation Date only if on such date the issuer has outstanding subordinated long-term indebtedness for money borrowed that satisfies the requirements in clauses (a), (c) and (d) that is then assigned a rating by at least one NRSRO), (c) has an outstanding principal amount of not less than $100,000,000, and (d) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents, and may include unsecured debt issued by National City Bank meeting the other requirements set forth in clauses (a) – (d) of this paragraph, if National City Bank or its successor is then a subsidiary of the Corporation, provided, any such debt of National City Bank or its successor is fully and unconditionally guaranteed by the Corporation on (i) a subordinated basis or (ii) if on the relevant Redesignation Date there is no outstanding debt of National City Bank or its successor meeting the other requirements set forth in clauses (a) – (d) of this paragraph and guaranteed by the Corporation on a subordinated basis, but there is outstanding debt of National City Bank or its successor meeting such requirements and guaranteed on a senior basis, a senior basis. For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity that have) a separate CUSIP number shall be deemed to be a series of the issuer’s long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.
     “Federal Reserve” means the Board of Governors of the Federal Reserve System and its delegees.
     “Holder” means, as to any Covered Debt, each Person that is a holder of such Covered Debt as reflected on the securities register maintained by or on behalf of the Corporation with respect to such securities.
     “ICONs” has the meaning specified in Recital A.
     “Indenture” means the Junior Subordinated Indenture, dated as of November 3, 2006 between the Company and The Bank of New York, as Trustee, as supplemented by the supplemental indentures dated as of May 18, 2007.
     “Initial Covered Debt” means the Corporation’s 6.875% Subordinated Notes due 2019.
     “Intent-Based Replacement Disclosure” means, as to any security or combination of securities, that the issuer has publicly stated its intention, either in the prospectus or other offering document under which such securities were initially offered for sale or in filings with the Commission made by the issuer under the Securities Exchange Act prior to or contemporaneously with the issuance of such securities, that the issuer will repay, redeem, purchase, or satisfy and discharge in full, whether by defeasance or otherwise, such securities only with the proceeds of replacement capital securities that have terms and provisions at the time of repayment, redemption, purchase, or satisfaction and discharge in full, whether by defeasance or otherwise, that are as or more equity-like than the securities then being repaid, redeemed, purchased, or satisfied and discharged in full, whether by defeasance or otherwise, raised within 180 days prior to the applicable repayment, redemption, purchase, or satisfaction and discharge date. Notwithstanding the use of the term “Intent-Based Replacement Disclosure” in the definition of “Qualifying Capital Securities,” the requirement in such definition that a particular security or the related governing instruments include Intent-Based Replacement

Disclosure shall be disregarded and given no force or effect for so long as the issuer is a bank holding company within the meaning of the Bank Holding Company Act of 1956, as amended.
     “Mandatorily Convertible Preferred Stock” means cumulative preferred stock with (a) no prepayment obligation on the part of the issuer thereof, whether at the election of the holders or otherwise, and (b) a requirement that the preferred stock convert into a fixed number of shares of Common Stock of the Corporation within a range established at the time of issuance of the preferred stock and within three years from the date of its issuance.
     “Mandatory Trigger Provision” means, as to any security or combination of securities (as used in this definition, “such securities”), provisions in the terms thereof or of the related transaction agreements that:
     (a) require, or permit at the issuer’s option in the case of non-cumulative perpetual preferred stock, the issuer of such securities to make payment of Distributions on such securities only pursuant to the issue and sale of APM Qualifying Securities, within two years of a failure by the issuer to satisfy one or more financial tests set forth in the terms of such securities or related transaction agreements, in an amount such that the net proceeds of such sale are at least equal to the amount of unpaid Distributions on such securities (including, without limitation, all deferred and accumulated amounts) and in either case require the application of the net proceeds of such sale to pay such unpaid Distributions, provided that (i) the amount of the net proceeds of Qualifying Non-Cumulative Perpetual Preferred Stock which the issuer may apply to pay such Distributions pursuant to such provision may not exceed 25% of the initial liquidation or principal amount of such securities, and (ii) if the Mandatory Trigger Provision does not require (x) the issuance and sale of Common Stock and/or rights to acquire (including warrants) Common Stock and (y) the application of the net proceeds thereof to the payment of such Distributions within one year of such failure, then the amount of the net proceeds of the issuance and sale of Common Stock and/or rights (including warrants) to acquire Common Stock which the issuer may apply to pay such Distributions pursuant to such provision may not exceed 2% of the Corporation’s market capitalization;
     (b) if (i) APM Qualifying Securities do not include Qualifying Non-Cumulative Perpetual Preferred Stock and (ii) the provisions described in clause (a) above do not require the issuance and sale of APM Qualifying Securities within one year of a failure by the issuer to satisfy one or more financial tests set forth in the terms of such securities or related transaction agreements, prohibit the issuer from repurchasing any of its APM Qualifying Securities prior to the date six months after the issuer applies the net proceeds from the sales of such APM Qualifying Securities to pay unpaid Dividends, as described in clause (a) above;
     (c) if the APM Qualifying Securities are rights, including warrants, to acquire Common Stock, prohibit the issuer from issuing such warrants and using the proceeds therefrom to pay any unpaid Distributions if the total number of shares of the issuer’s Common Stock underlying all warrants issued as APM Qualifying Securities during the life of the security would be in excess of 15% of the total number of the issuer’s issued and outstanding shares of Common Stock as of the date of any proposed issuance of such rights, including warrants, as APM Qualifying Securities; and

     (d) upon any liquidation, dissolution, winding up, reorganization or in connection with any insolvency, receivership, conservatorship or proceeding under any bankruptcy law with respect to the issuer, limit the claim of the holders of such securities (other than Qualifying Non-Cumulative Perpetual Preferred Stock) for Distributions that accumulate during a period in which the issuer fails to satisfy one or more financial tests set forth in the terms of such securities or related transaction agreements to (x) 25% of the principal amount of such securities then outstanding in the case of securities not permitting the issuance and sale pursuant to the provisions described in clause (a) above of securities other than Common Stock or rights (including warrants) to acquire Common Stock or (y) two years of accumulated and unpaid Distributions (including compounded amounts thereon) in all other cases. No remedy other than Permitted Remedies will arise by the terms of such securities or related transaction agreements in favor of the holders of such securities as a result of the issuer’s failure to pay Distributions because of the Mandatory Trigger Provision or as a result of the issuer’s exercise of its right under an Optional Deferral Provision until Distributions have been deferred for one or more Distribution Periods that total together at least ten years. It is acknowledged that as of the date hereof the the Federal Reserve has not permitted a Mandatory Trigger Provision in any securities issued by a bank holding company and treated any such securities as Tier 1 capital for the bank holding company.
     “Market Disruption Events” means one or more events or circumstances substantially similar to those listed as “Market Disruption Events” in the Supplemental Indenture.
     “Measurement Date” means, with respect to any repayment, redemption, purchase, or satisfaction and discharge in full, whether by defeasance or otherwise, of Securities, the later of (a) the date 180 days prior to delivery of notice of such repayment, redemption, or satisfaction and discharge, or the date of such purchase and (b) to the extent the ICONs remain outstanding after May 25, 2047, the most recent date, if any, on which a notice of repayment, redemption, or satisfaction and discharge was delivered in respect of, or on which the Corporation or the issuer purchased, any Securities.
     “Measurement Period” means the period from a Measurement Date to the related notice date or purchase date. Measurement Periods cannot run concurrently.
     “Non-Cumulative” means, with respect to any securities, that the issuer may elect not to make any number of periodic Distributions or interest payments without any remedy arising under the terms of the securities or related agreements in favor of the holders, other than one or more Permitted Remedies.
     “No Payment Provision” means a provision or provisions in the governing instruments for securities (as used in this definition, “such securities”) that include the following:
     (a) an Alternative Payment Mechanism; and
     (b) an Optional Deferral Provision that has been modified and supplemented to provide that:
     (i) the issuer of such securities may, in its sole discretion, or in response to a directive, order, or other requirement from the Primary Federal Bank Regulatory Agency, defer in whole or in part payment of Distributions on such securities for one or more consecutive Distribution Periods of up to 5 years or, if a Market Disruption Event has occurred and is continuing, up to a total of 10 years, without any remedy other than Permitted Remedies and the obligations (and limitations on obligations) described in the definition of “Alternative Payment Mechanism” applying; and
     (ii) if the issuer becomes subject to a bankruptcy, insolvency, receivership, conservatorship or similar proceeding prior to the redemption, repayment, purchase, or satisfaction and discharge in full, whether by defeasance or otherwise, of such securities, the holders of such securities will have no claim to any deferred and unpaid Distributions exceeding (x) if the APM Qualifying Securities include only Common Stock or rights to acquire Common Stock and do not include Qualifying Non-Cumulative Perpetual Preferred Stock, 25% of the principal or stated amount of such securities then outstanding and (y) if the APM Qualifying Securities include Qualifying Non-Cumulative Perpetual Preferred Stock, and amount equal to two years of scheduled Distributions on such securities. Further, if clause (y) applies, holders of such securities may have an additional preferred equity claim in respect of deferred and unpaid distributions which are in excess of two years of scheduled Distributions, and such claim shall be senior to the Corporation’s common stock and such claim shall be pari passu with any Qualifying Non-Cumulative Perpetual Preferred Stock up to the amount equal to their pro rata shares of any unused portion of the Preferred Cap (as defined in the definition of “Alternative Payment Mechanism”).
     “NRSRO” means a nationally recognized statistical rating organization within the meaning of Rule 15c3-I(c)(2)(vi)(F) under the Securities Exchange Act.
     “Optional Deferral Provision” means, as to any security or combination of securities, a provision in the terms thereof or of the related transaction agreements to the effect of either (a) or (b) below:
     (a) (i) the issuer of such securities may, in its sole discretion, or in response to a directive, order, or requirement from the Primary Federal Bank Regulatory Agency, defer or skip in whole or in part payment of Distributions on such securities for one or more Distribution Periods (whether or not consecutive) of up to 5 years or, if a Market Disruption Event is continuing, up to a total of 10 years, without any remedy other than Permitted Remedies and (ii) if the issuer of such securities has exhausted its right to defer Distributions and no Market Disruption Event is continuing, the issuer will be obligated to issue and sell Common Stock rights, including warrants to purchase Common Stock, Common Stock and/or Qualifying Non-Cumulative Perpetual Preferred Stock in an amount such that the net proceeds of such sale equal or exceed the amount of unpaid Distributions on such securities (including, without limitation, all deferred and accumulated amounts) and to apply the net proceeds of such sale to pay such unpaid Distributions in full; or
     (b) the issuer of such securities may, in its sole discretion, or in response to a directive, order, or requirement from the Primary Federal Bank Regulatory Agency defer or skip in whole or in part payment of Distributions on such securities for one or more Distribution Periods (whether or not consecutive) for up to 10 years, without any remedy other than Permitted Remedies.

     “Permitted Remedies” means, with respect to any securities, one or more of the following remedies:
     (a) rights in favor of the holders of such securities permitting such holders to elect one or more directors of the issuer (including any such rights required by the listing requirements of any securities exchange or market on which such securities may be listed or traded), and
     (b) complete or partial prohibitions on the issuer paying Distributions on or redeeming or the purchasing common stock or other securities that rank pari passu with or junior as to Distributions to such securities for so long as Distributions on such securities, including unpaid Distributions, remain unpaid.
     “Person” means any individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.
     “Primary Federal Bank Regulatory Agency” means, as to the Corporation or any of its Subsidiaries at any time, the Federal bank regulatory agency that has primary regulatory authority with respect to the Corporation or such Subsidiary.
     “Prospectus Supplement” has the meaning specified in Recital C.
     “Qualifying Capital Securities” means securities (other than securities covered by paragraphs (i) and (ii) of Section 2 of this Replacement Capital Covenant) that, in the determination of the Corporation’s Board of Directors or the relevant committee thereof reasonably construing the definitions and other terms of this Replacement Capital Covenant, meet one of the following criteria:
     (a) in connection with any repayment, redemption, purchase, or satisfaction and discharge in full, whether by defeasance or otherwise, of Securities on or prior to May 25, 2017:
          (i) securities issued by the Corporation or its Subsidiaries that (1) rank pari passu with or junior to the ICONs upon the liquidation, dissolution or winding-up of the Corporation, (2) have no maturity or a maturity of at least 60 years and (3) either (x) are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant and have either a No Payment Provision or are Non-Cumulative or (y) have a Mandatory Trigger Provision and are subject to Intent-Based Replacement Disclosure and have either an Optional Deferral Provision or a No Payment Provision; or
          (ii) preferred stock issued by the Corporation or its Subsidiaries that (1) is Non-Cumulative, (2) has no prepayment obligation on the part of the issuer thereof, whether at the election of the holders or otherwise, (3) has no maturity or a maturity of at least 60 years and (4) either (x) is subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant or (y) has a Mandatory Trigger Provision and is subject to Intent-Based Replacement Disclosure; or
          (iii) securities issued by the Corporation or its Subsidiaries that (1) rank pari passu or junior to other preferred stock of the issuer, (2) have no maturity or a maturity of at least

40 years, (3) are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant, (4) have an Optional Deferral Provision and (5) have a Mandatory Trigger Provision; or
     (b) in connection with any, repayment, redemption, purchase, or satisfaction and discharge in full, whether by defeasance or otherwise, of Securities at any time after May 25, 2017, but on or prior to May 25, 2037:
     (i) securities described under clause (a) of this definition; or
     (ii) securities issued by the Corporation or its Subsidiaries that (1) rank pari passu with or junior to the ICONs upon a liquidation, dissolution or winding up of the Corporation, (2) have no maturity or a maturity of at least 60 years, (3) are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant and (4) have an Optional Deferral Provision; or
     (iii) securities issued by the Corporation or its Subsidiaries that (1) rank pari passu with or junior to the ICONs upon a liquidation, dissolution or winding up of the Corporation, (2) are Non-Cumulative or have a No Payment Provision and (3) have no maturity or a maturity of at least 60 years and are subject to Intent-Based Replacement Disclosure; or
     (iv) securities issued by the Corporation or its Subsidiaries that (1) rank pari passu with or junior to the ICONs upon a liquidation, dissolution or winding up of the Corporation, (2) are Non-Cumulative or have a No Payment Provision, (3) have no maturity or a maturity of at least 40 years and (4) are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant; or
     (v) securities issued by the Corporation or its Subsidiaries that (1) rank pari passu with or junior to the ICONs and the guarantees thereof upon a liquidation, dissolution or winding-up of the Corporation, (2) have an Optional Deferral Provision, (3) have a Mandatory Trigger Provision and (4) have no maturity or a maturity of at least 60 years; or
     (vi) cumulative preferred stock issued by the Corporation or its Subsidiaries that (1) has no prepayment obligation on the part of the issuer thereof, whether at the election of the holders or otherwise, and (2) (x) has no maturity or a maturity of at least 60 years and (y) is subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant; or
     (vii) other securities issued by the Corporation or its Subsidiaries that (1) rank upon a liquidation, dissolution or winding-up of the Corporation either (x) pari passu with or junior to the ICONs or (y) pari passu with the claims of the Corporation’s trade creditors and junior to all of the Corporation’s long-term indebtedness for money borrowed (other than the Corporation’s long-term indebtedness for money borrowed from time to time outstanding that by its terms ranks pari passu with such securities on a liquidation, dissolution or winding-up of the Corporation), (2) have an Optional Deferral Provision or a No Payment Provision, (3) have a Mandatory Trigger Provision and (4) either (x) have no maturity or a maturity of at least 40 years and Intent-Based Replacement Disclosure or (y) have no maturity or a maturity of at least 25 years and are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant; or
     (c) in connection with any, repayment, redemption, purchase, or satisfaction and discharge in full, whether by defeasance or otherwise, of Securities at any time after May 25, 2037:
     (i) securities described under clause (b) of this definition; or
     (ii) preferred stock issued by the Corporation or its Subsidiaries that (1) (x) has no maturity or a maturity of at least 50 years and (y) is subject to Intent-Based Replacement Disclosure and (2) is Non-Cumulative; or
     (iii) securities issued by the Corporation or its Subsidiaries that (1) rank pari passu with or junior to the ICONs upon a liquidation, dissolution or winding up of the Corporation, (2) either (A) have no maturity or a maturity of at least 60 years and are subject to Intent-Based Replacement Disclosure or (B) have no maturity or a maturity at least 30 years and are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant and (3) are Non-Cumulative; or
     (iv) securities issued by the Corporation or its Subsidiaries that (1) rank pari passu with or junior to the ICONs upon a liquidation, dissolution or winding-up of the Corporation, (2) have an Optional Deferral Provision, (3) have a Mandatory Trigger Provision and (4) (x) have no maturity or a maturity at least 30 years and (y) are subject to Intent-Based Replacement Disclosure; or
     (v) cumulative preferred stock issued by the Corporation or its Subsidiaries that either (1) (x) has no maturity or a maturity of at least 60 years and (y) are subject to Intent-Based Replacement Disclosure or (2) has a maturity of at least 40 years and is subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant.
     “Qualifying Non-Cumulative Perpetual Preferred Stock” means preferred stock of the Corporation that (i) is Non-Cumulative, (ii) ranks pari passu with or junior to all other outstanding preferred stock of the Corporation, (iii) is perpetual and (iv) is subject to either a replacement capital covenant substantially similar to this Replacement Capital Covenant or provides for mandatory deferral tied to the breach of certain financial triggers and is subject to Intent-Based Replacement Disclosure, and in each case as to which the governing instruments provide for no remedies as a consequence of non-payment of Distributions other than Permitted Remedies.
     “Redesignation Date” means, as to the Covered Debt in effect at any time, the earliest of (a) the date that is two years prior to the final maturity date of such Covered Debt, (b) if the Corporation or a Subsidiary elects to repay, redeem, or satisfy and discharge in full, whether by defeasance or otherwise, or the Corporation or a Subsidiary of the Corporation elects to purchase, such Covered Debt, either in whole or in part, with the consequence that after giving effect to such repayment, redemption, satisfy and discharge, or purchase, the outstanding principal amount of such Covered Debt is less than $100,000,000, the applicable repayment, redemption, satisfaction and discharge, or purchase date and (c) if such Covered Debt is not Eligible

Subordinated Debt, the date on which the Corporation issues or assumes a sufficient amount of long-term indebtedness for money borrowed that qualifies as Eligible Subordinated Debt.
     “Replacement Capital Covenant” has the meaning specified in the introduction to this instrument.
     “Supplemental Indenture” means the Supplemental Indenture, dated as of May 18, 2007, between the Corporation and The Bank of New York, as Trustee.
     “Securities Exchange Act” means the Securities Exchange Act of 1934, as amended.
     “Securities” has the meaning specified in Recital B.
     “Subsidiary” means, at any time, any Person the shares of stock or other ownership interests of which having ordinary voting power to elect a majority of the board of directors or other managers of such Person are at the time owned, or the management or policies of which are otherwise at the time controlled, directly or indirectly through one or more intermediaries (including other Subsidiaries) or both, by another Person.
     “Termination Date” has the meaning specified in Section 4(a).
     “Trust” has the meaning specified in Recital A.